UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
August 9, 2005

PRO-DEX, INC.
(Commission File Number: 0-14942)

(Exact name of registrant as specified in its charter)

COLORADO
(State or other jurisdiction of incorporation)

84-1261240
(IRS Employer Identification Number)

151 East Columbine Avenue
Santa Ana, California 92707
(Address of Principal Executive Offices)
(714) 241-4411
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

     [ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.       Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 1, 2005, the Company was notified by NASDAQ of its requirement to provide for Board nominations in compliance with Marketplace Rule 4350(c)(4)(A).  The Company has complied with this requirement by adopting a resolution that states that in connection with the nomination of candidates to the Company's Board, only the independent directors of the Board, meeting in executive session, shall recommend Board nominees.   On August 9, 2005, the Company received a notification from NASDAQ that it had regained compliance with such Rule and that the matter was now closed.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 9, 2004                                             PRO-DEX, Inc.

By:       /s/  Jeffrey J. Ritchey
            Jeffrey J. Ritchey
            Chief Financial Officer